UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2017 (November 30, 2017)

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2017, Amplify Energy Operating LLC (the “Borrower”), a wholly owned subsidiary of Amplify Energy Corp., a Delaware corporation (the “Company”), entered into the First Amendment to Amended and Restated Credit Agreement, among the Borrower, the guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “First Amendment”). The First Amendment amends the parties’ existing Amended and Restated Credit Agreement, dated as of May 4, 2017 (the “Credit Agreement”), to, among other things:

•	reflect the reduction of the borrowing base under the Credit Agreement from $475 million to $450 million, effective as of November 30, 2017, with the borrowing base to be automatically reduced by $2.5 million each month until the next scheduled redetermination of the borrowing base to occur on or about April 1, 2018;

•	remove the requirement to make mandatory prepayments of borrowings in respect of excess unrestricted cash and cash equivalents greater than $35 million; and

•	increase the hedging requirement from 50% to 75% of reasonably anticipated projected production of hydrocarbons from proved developed producing reserves and extend the deadline for entry into such hedging arrangements from December 31, 2017 to April 30, 2018.

The First Amendment also contains customary representations, warranties and agreements of the Borrower and the guarantors.

All other material terms and conditions of the Credit Agreement were unchanged.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On December 6, 2017, the Company issued a press release announcing the Borrower’s entrance into the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, include “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about financial restructuring or strategic alternatives, and the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which may cause the

Company’s actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to, among other things: the ability to improve the Company’s financial results and profitability following its emergence from bankruptcy; the Company’s efforts to reduce leverage; the Company’s level of indebtedness, including its ability to satisfy its debt obligations; the Company’s ability to generate sufficient cash flow to make payments on its obligations and to execute its business plan; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties following its emergence from bankruptcy; continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids; the Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Company’s indebtedness or otherwise; and changes in commodity prices and hedge positions and the risk that the Company’s hedging strategy may be ineffective or may reduce its income. Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at http://investor.amplifyenergy.com/ or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of November 30, 2017, among Amplify Energy Operating LLC, the guarantors party thereto, lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press Release dated December 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2017	AMPLIFY ENERGY CORP.

	By:	/s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Senior Vice President and Chief Financial Officer